Exhibit 24

Old Point Financial Corporation

Power of Attorney

I, James Reade Chisman, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ James Reade Chisman	(SEAL)

James Reade Chisman

Old Point Financial Corporation

Power of Attorney

I, Richard F. Clark, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Richard F. Clark	(SEAL)

Richard F. Clark

Old Point Financial Corporation

Power of Attorney

I, Russell S. Evans, Jr., do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Russell S. Evans, Jr.	(SEAL)

Russell S. Evans, Jr.
.

Old Point Financial Corporation

Power of Attorney

I, Michael A. Glasser, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Michael A. Glasser	(SEAL)

Michael A. Glasser

Old Point Financial Corporation

Power of Attorney

I, Dr. Arthur D. Greene, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Dr. Arthur D. Greene	(SEAL)

Dr. Arthur D. Greene

Old Point Financial Corporation

Power of Attorney

I, Stephen D. Harris, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Stephen D. Harris	(SEAL)

Stephen D. Harris

Old Point Financial Corporation

Power of Attorney

I, John Cabot Ishon, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ John Cabot Ishon	(SEAL)

John Cabot Ishon

Old Point Financial Corporation

Power of Attorney

I, John B. Morgan, II, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ John B. Morgan, II	(SEAL)

John B. Morgan, II

Old Point Financial Corporation

Power of Attorney

I, Louis G. Morris, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Louis G. Morris	(SEAL)

Louis G. Morris

Old Point Financial Corporation

Power of Attorney

I, Robert L. Riddle, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Robert L. Riddle	(SEAL)

Robert L. Riddle

Old Point Financial Corporation

Power of Attorney

I, Dr. H. Robert Schappert, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Dr. H. Robert Schappert	(SEAL)

Dr. H. Robert Schappert

Old Point Financial Corporation

Power of Attorney

I, Robert F. Shuford, Sr.., do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Robert F. Shuford, Sr..	(SEAL)

Robert F. Shuford, Sr..
.

Old Point Financial Corporation

Power of Attorney

I, Robert F. Shuford, Jr., do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Robert F. Shuford, Jr.	(SEAL)

Robert F. Shuford, Jr.

.
Old Point Financial Corporation

Power of Attorney

I, Ellen Clark Thacker, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.
/s/ Ellen Clark Thacker	(SEAL)

Ellen Clark Thacker

Old Point Financial Corporation

Power of Attorney

I, Joseph R. Witt, do hereby constitute and appoint Robert F. Shuford, Sr. and Louis G. Morris, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2012 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

WITNESS my execution hereof this 8th day of January, 2013.

/s/ Joseph R. Witt	(SEAL)

Joseph R. Witt